SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON,  D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        DATE OF REPORT: AUGUST 15, 1997
                        -------------------------------



                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)


           DELAWARE                 1-13530             74-2723809
--------------------------------  -----------  -------------------
(State or other jurisdiction of Commission (I.R.S. Employer incorporation or organization) File Number Identification No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

                                (512) 472-2041
                                --------------
                        (Registrant's telephone number)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------------------------------------------------

GOLD  STRIKE,  INC.  ACQUISITION
--------------------------------

On August 14, 1997 the Company entered into a contract with Michael Mims, a non-affiliate, to acquire Gold Strike, Inc., a South Carolina corporation in the video gaming machine business, pursuant to completion of the Company's final due diligence on Gold Strike. This acquisition is intended to close on August 25, 1997. Upon closing, Mr. Mims will become an officer and director of the Company.

This acquisition will be consummated in a stock-for-stock exchange, with American Bingo exchanging approximately 828,000 of its common shares for 100% of all outstanding shares of Gold Strike. The Company believes that the value of this consideration, $5.4 million, is approximately three times Gold Strike's annual cash flows. There is no cash consideration involved in this acquisition.

The Company will acquire all of Gold Strike's assets used in the gaming industry business, including equipment, machinery, real property, fixtures, leasehold interests, inventory, prepaid expenses, contractual and leasehold rights and all other tangible and intangible assets. The Company will likewise assume all liabilities related to these assets. The Company will continue to use all acquired assets in the gaming industry business.

The Company intends to account for this acquisition as a pooling, assuming that the transaction qualifies; otherwise, this transaction will be accounted for as a purchase. If the transaction is treated as a purchase, the Company will value this acquisition at the current fair market value of its issued securities, less a discount for lack of marketability, pursuant to a three-year Company lock-up on the sale of the securities.

This acquisition involves consideration in excess of 10% of the Company's total assets. The Company has provided herein all required financial statements and exhibits.

ITEM  5.  OTHER  EVENTS
-----------------------

EQUITY  FINANCING
-----------------

On August 4, 1997 the Company completed a $2.0 million equity financing with Plazacorp Inc. The Company issued 2,000 Preferred Series A shares, $.01 par value, at the price of $1,000 per share. After financing commissions and legal and accounting fees, the Company netted approximately $1.82 million from this financing. The Company plans to use these funds primarily for acquisition costs.

The Company intends to register these securities under Form S-3. The Preferred Shares bear interest at 7% per annum and are convertible into common shares under a variable pricing formula between $4.00 and $5.50 per share. Under this formula, the Company expects to issue a minimum of 363,636 shares and a maximum of 500,000 shares. The shares are convertible in four blocks as follows:


Date               Percent     Amount
-----------------  --------  ----------
November 2, 1997.       15%  $  300,000
December 17, 1997       25%  $  500,000
January 31, 1998.       30%  $  600,000
April 1, 1998 . .       30%  $  600,000
-----------------  --------  ----------
TOTAL . . . . . .      100%  $2,000,000


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

a) Annexed as Exhibit A are Palmetto Games' audited financial statements for the years ended December 31, 1996 and 1995.
b) Annexed as Exhibit B are the Company's Pro-Forma condensed balance sheet and statement of operating and explanatory notes, giving effect to the combined accounts of the Company and Gold Strike as required by the instructions to Form 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN  BINGO  &  GAMING  CORP.
                              (Registrant)


October  31,  1997            By: /s/Greg  Wilson
                                  ---------------
                              Greg  Wilson,  Principal  Executive  Officer



                                         PALMETTO GAMES


                                            I N D E X
                                            ---------



                                                                                           Page No.
                                                                                           --------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. . . . . . . . . . . . . . . . . . . .         2


PALMETTO GAMES FINANCIAL STATEMENTS:
-----------------------------------------------------------------------------------------


Balance Sheets as of June 30, 1997 (Unaudited), December 31, 1996, and December 31, 1995.         3


Statements of Operations For the Six-Month Period Ended June 30, 1997 (Unaudited) and
  Years Ended December 31, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .         4


Statements of Owner's Equity For the Six-Month Period Ended June 30, 1997 (Unaudited) and
  Years Ended December 31, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .         5


Statements of Cash Flows For the Six-Month Period Ended June 30, 1997 (Unaudited) and
  Years Ended December 31, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .         6


Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7-9







AMERICAN BINGO & GAMING CORP. and GOLD STRIKE, INC.
UNAUDITED PRO-FORMA FINANCIAL  STATEMENTS:
------------------------------------------



Introductory Paragraph. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10


Consolidated Balance Sheet as of June 30, 1997. . . . . . . . . . . . . . . . . . . . . .        11


Consolidated Statements of Operations For the Six-Month Period Ended June 30, 1997 and
  Years Ended December 31, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . .     12-14

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              --------------------------------------------------



To  Mr.  Michael  Mims
d/b/a  Palmetto  Games


We have audited the accompanying balance sheets of Palmetto Games as of December 31,1996 and 1995 and the related statements of operations, owner's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Palmetto Games as of December 31, 1996 and 1995 and the results of operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                              KING  GRIFFIN  &  ADAMSON,  P.C.




Dallas,  Texas
September  4,  1997






























                                              PALMETTO GAMES

                                              BALANCE SHEETS




                                                    June 30, 1997   December 31, 1996   December 31, 1995
                                                   ---------------  ------------------  ------------------
                                                     (Unaudited)
ASSETS
-------------------------------------------------


Current assets:

  Cash and cash equivalents . . . . . . . . . . .  $         1,077  $           39,572  $            8,052
  Accounts receivable . . . . . . . . . . . . . .           40,222               4,762              14,792
  Prepaid licenses. . . . . . . . . . . . . . . .          176,424             149,533             210,066
                                                   ---------------  ------------------  ------------------

Total current assets. . . . . . . . . . . . . . .          217,723             193,867             232,910


Property and equipment at cost, net of
  accumulated depreciation. . . . . . . . . . . .          219,525             112,946             116,932
                                                   ---------------  ------------------  ------------------


Total assets. . . . . . . . . . . . . . . . . . .  $       437,248  $          306,813  $          349,842
                                                   ===============  ==================  ==================



LIABILITIES AND OWNER'S EQUITY
-------------------------------------------------


Current liabilities:

  Accounts payable and accrued expenses . . . . .  $       107,755  $           78,647  $           37,274
  Note payable - current portion                             5,399               5,137                 ---
                                                   ---------------  ------------------  ------------------

Total current liabilities . . . . . . . . . . . .          113,154              83,784              37,274


Note payable - net of current portion                        6,490               9,257                 ---


Commitments and contingencies (Notes 3, 4, and 6)


Owner's equity. . . . . . . . . . . . . . . . . .          317,604             213,772             312,568
                                                   ---------------  ------------------  ------------------


Total liabilities and owner's equity. . . . . . .  $       437,248  $          306,813  $          349,842
                                                   ===============  ==================  ==================











                      See notes to financial statements.



                                PALMETTO GAMES

                           STATEMENTS OF OPERATIONS





                              For  the  Six-Month     For the Years Ended
                                     Period Ended           December 31,
                                                   ------------------------
                                    June 30, 1997     1996          1995
                                        ---------  -----------  -----------
                                      (Unaudited)
Revenues . . . . . . . . . . . . . . .  $954,655   $1,260,694   $1,754,896


Cost of revenues:
--------------------------------------
  Machine licenses . . . . . . . . . .    63,087      221,477      263,568
  Location expenses. . . . . . . . . .   360,122      362,447      778,384
  Depreciation . . . . . . . . . . . .    27,432       77,145      185,022
                                        ---------  -----------  -----------

Total cost of revenues . . . . . . . .   450,641      651,069    1,226,974

Gross profit . . . . . . . . . . . . .   504,014      599,625      527,922


General and administrative expenses. .   201,749      513,676      586,603


Other income (expense):
--------------------------------------
  Interest expense . . . . . . . . . .      (682)      (6,287)      (1,809)
  Interest income. . . . . . . . . . .       189          340        1,498
  Gain (loss) on sale of fixed assets        ---       14,660       (1,518)
                                        ---------  -----------  -----------
Total other income (expense) . . . . .      (493)       8,713       (1,829)


Net income (loss). . . . . . . . . . .  $301,772   $   94,662     ($60,510)
                                        =========  ===========  ===========


















                      See notes to financial statements.


                                PALMETTO GAMES

                         STATEMENTS OF OWNER'S EQUITY


                          For the Six-Month    For the Years Ended
                                                   December 31,
                               Period Ended  ----------------------
                              June 30, 1997     1996        1995
                          -----------------  ----------  ----------
                              (Unaudited)
Balance at beginning of period.  $ 213,772   $ 312,568   $ 684,423
                                 ==========  ==========  ==========



Net income(loss). . . . . . . .    301,772      94,662     (60,510)



Proprietor distributions. . . .   (197,941)   (193,458)   (311,345)



Balance at end of period. . . .  $ 317,604   $ 213,772   $ 312,568
                                 ==========  ==========  ==========
































                      See notes to financial statements.


                                      PALMETTO GAMES

                                 STATEMENTS OF CASH FLOWS



                                                For the Six-Month     For the Years Ended
                                                                          December 31,
                                                     Period Ended    --------------------
                                                    June 30, 1997     1996        1995
                                                       ----------  ----------  ----------
                                                      (Unaudited)
Cash flows from operating activities:
-----------------------------------------------------

  Net income (loss) . . . . . . . . . . . . . . . . .  $ 301,772   $  94,662    ($60,510)
                                                       ----------  ----------  ----------

  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
      Depreciation. . . . . . . . . . . . . . . . . .     27,432      77,145     185,022
      Loss (gain) on sale of assets                          ---     (14,660)      1,518
      Changes in accounts receivable. . . . . . . . .    (35,460)     10,030     121,852
      Changes in prepaid/other assets . . . . . . . .    (26,891)     60,533      (8,568)
      Changes in accounts payable/other liabilities .     29,108      41,373      17,152

Net cash provided by operating activities . . . . . .    295,961     264,563     256,465
                                                       ----------  ----------  ----------


Cash flows from investing activities:
-----------------------------------------------------
  Capital expenditures. . . . . . . . . . . . . . . .   (134,011)    (75,130)    (14,025)
  Proceeds from sale of assets                               ---      16,632         ---

Net cash used in investing activities . . . . . . . .   (134,011)    (58,498)    (14,025)
                                                       ----------  ----------  ----------


Cash flows from financing activities:
-----------------------------------------------------
  Payments on long-term debt                              (2,504)        ---         ---
  Proceeds from long-term debt financing                     ---      14,393         ---
  Proprietor distributions. . . . . . . . . . . . . .   (197,941)   (193,458)   (311,345)

Net cash used for financing activities: . . . . . . .   (200,445)   (179,065)   (311,345)
                                                       ----------  ----------  ----------


Net increase (decrease) in cash and cash equivalents.    (38,495)     31,520     (68,904)

Cash and cash equivalents, beginning. . . . . . . . .     39,572       8,052      76,956
                                                       ----------  ----------  ----------

Cash and cash equivalents, ending . . . . . . . . . .  $   1,077   $  39,572   $   8,052
                                                       ==========  ==========  ==========



Supplemental Disclosures of Cash Flow Information:
-----------------------------------------------------

Cash payments for:

  Interest. . . . . . . . . . . . . . . . . . . . . .  $     682   $   6,287   $   1,809



                      See notes to financial statements.


                                PALMETTO GAMES

                         NOTES TO FINANCIAL STATEMENTS

      JUNE 30, 1997 (UNAUDITED), DECEMBER 31, 1996, AND DECEMBER 31, 1995


NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     (a)    Description  of  the  Business:

          The accompanying financial statements include the accounts of Palmetto Games ("Palmetto"), a sole proprietorship owned by Michael Mims ("Owner"). Palmetto owns and operates a video gaming machine route business in South Carolina. The financial statements presented herein do not include the personal accounts of the owner or those of any other operation in which he is engaged.

     (b)    Use  of  Estimates  and  Assumptions:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     (c)    Cash  and  Cash  Equivalents:

          Palmetto considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Palmetto places its cash investments with high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.

     (d)    Property  and  Equipment:

          The cost of equipment, furniture and fixtures is depreciated over the estimated useful lives of the assets of between three and five years, using the straight-line method. Upon sale, retirement or abandonment of assets, the related cost and accumulated deprecia-tion are eliminated from the accounts and gains or losses are re-flected in income. Repairs and maintenance expenditures which do not extend asset lives are expensed as incurred.

     (e)    Licenses:

          Video game operators in South Carolina are required to obtain licenses from the state to operate video gaming machines. Generally, licenses are granted for a two-year period. As such, Palmetto expenses the costs of its licenses over a two-year license period. Palmetto periodically reviews its license portfolio to ensure that the future economic benefits of its licenses are consistent with their recorded values.

     (f)  Income  Taxes:

          The financial statements do not include a provision for income taxes because the proprietorship does not incur federal or state income taxes. Instead, income from the proprietorship and the proprietor's income and expenses from other sources are included in his individual income tax returns.




                                PALMETTO GAMES

                         NOTES TO FINANCIAL STATEMENTS

      JUNE 30, 1997 (UNAUDITED), DECEMBER 31, 1996, AND DECEMBER 31, 1995



NOTE  1  -  BASIS  OF  PRESENTATION  AND SUMMARY OF     SIGNIFICANT ACCOUNTING
POLICIES  (Continued).

     (g)  Unaudited  Period:

          The financial information as of June 30, 1997 and for the six months ended June
30, 1997 is unaudited. In the opinion of management, such information contains all adjustments, consisting of normal recurring adjustments, necessary for fair presentation of the results of such period. The results of operations for
the  interim  period  is  not          necessarily
indicative  of  the  results  of  operations  for  the  full  fiscal  year.


NOTE  2  -          PROPERTY  AND  EQUIPMENT.

     Property  and  equipment  consists  of  the  following:


                                  June 30, 1997    December 31, 1996    December 31, 1995
                                 ---------------  -------------------  -------------------
                                   (Unaudited)
  Machines. . . . . . . . . . .  $      680,547   $          546,535   $          512,595
  Office furniture/equipment. .          19,988               19,988               19,988
  Automobiles and trucks. . . .         124,725              124,725              117,941
                                 ---------------  -------------------  -------------------

  Total . . . . . . . . . . . .         825,260              691,248              650,524


  less Accumulated Depreciation        (605,734)            (578,302)            (533,592)


  Net Property and Equipment. .  $      219,525   $          112,946   $          116,932
                                 ===============  ===================  ===================




NOTE  3  -          NOTE  PAYABLE.

     Note  payable  is  as  follows:


                        June 30, 1997   December 31, 1996   December 31, 1995
                       ---------------  ------------------  -----------------
                         (Unaudited)
  Current              $         5,399  $            5,137                ---
  Non-current                    6,490               9,257                ---
                       ---------------  ------------------  -----------------

  Total Notes Payable  $        11,889  $           14,394                ---
                       ===============  ==================  =================



          Note  payable  represents  an  obligation  due  to  a South Carolina
commercial  bank.      The note bears interest at prime + .75%     and matures
on  July  12,  1999,  and  is  secured  by          an  automobile.






                                PALMETTO GAMES

                         NOTES TO FINANCIAL STATEMENTS

     JUNE  30,  1997  (UNAUDITED),  DECEMBER  31,  1996, AND DECEMBER 31, 1995



NOTE  4  -          LEASE  COMMITMENTS.

          Palmetto is obligated under various operating leases, which are renewable in the ordinary course of business. Generally, the leases provide for minimum annual rentals as well as a proportionate share of the real estate taxes and certain common area charges which may be applicable. Minimum annual rentals under these leases are as follows:


 Years Ending December 31,         Amount
------------------------------  -----------
    1998 . . . . . . . . . . .      158,292
    1999 . . . . . . . . . . .      158,292
    2000 . . . . . . . . . . .      158,292
    2001 . . . . . . . . . . .      158,292
    2002 . . . . . . . . . . .       86,792
   Thereafter. . . . . . . . .    1,043,796
                                -----------

  Total minimum annual rentals  $ 1,763,756
                                ===========


          Rent    expense  for  the    six-month  period  ended  June 30, 1997
(Unaudited)  and          years
     ended  December  31, 1996 and 1995, amounted to $26,971, $15,150,     and
$21,972,  respectively.


NOTE  5  -          RELATED  PARTY  TRANSACTIONS.

          In  1996  and 1995, Palmetto  purchased video gaming machines in the
amounts  of          $18,026
     and  $12,574,  respectively,  from  Palmetto  State Distribution Company,
a  firm  owned          and
     controlled  by  the  owner's  father.


NOTE  6  -  SUBSEQUENT  EVENTS.

      In August of 1997 the assets and liabilities of Palmetto were transferred to Gold Strike, Inc. a South Carolina corporation wholly owned by Michael Mims. In September of 1997 Gold Strike Inc. was acquired in a stock-for-stock transaction by American Bingo & Gaming Corp. (ABG), a public company engaged in the charitable bingo and gaming business. ABG exchanged 827,680 of its shares for 100% of Gold Strike Inc. shares in a transaction to be accounted for as a pooling of interests. The market value of ABG shares on this date was approximately $5.6 million. There was no cash or other
consideration  in    this  transaction.













              AMERICAN BINGO & GAMING CORP. AND GOLD STRIKE, INC.

             UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTORY  PARAGRAPH


     Effective in September 1997, American Bingo & Gaming Corp. ("ABG") completed a stock-for-stock acquisition of Gold Strike, Inc. ("Gold Strike"). In August 1997, Gold Strike acquired all of the assets and liabilities of Palmetto Games, a sole proprietorship, through a capital contribution from Michael Mims, the owner. Mr. Mims was also the sole owner of Gold Strike, which has had no other activity prior to this acquisition. ABG's acquisition of Gold Strike was accounted for as a pooling of interests.

     The pro-forma unaudited consolidated balance sheet at June 30, 1997 gives effect to the acquisition of Gold Strike as if it had occurred on that date. The pro-forma unaudited statements of operations for the six-month period ended June 30, 1997 and the years ended December 31, 1996 and 1995 reflect the combined results of operations as if the acquisition had occurred on January 1, 1995.

     The unaudited pro-forma consolidated financial information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates specified, nor is it necessarily indicative of the future results of the consolidated entities. The unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the Company.








































                                AMERICAN BINGO & GAMING CORP. AND GOLD STRIKE, INC.
                                  UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                                   JUNE 30, 1997



                                                            - Historical -               Pro-Forma
ASSETS                                             American Bingo   Gold Strike, Inc.   Adjustments   Consolidated
------------------------------------------------  ----------------  ------------------  -----------  --------------
Current assets:
  Cash and cash equivalents. . . . . . . . . . .  $       681,736   $            1,077               $     682,813
  Accounts receivable. . . . . . . . . . . . . .          216,980               40,222                     257,202
  Notes receivable - current portion                      331,255                  ---                     331,255
  Other current assets . . . . . . . . . . . . .           98,406              176,424                     274,830
                                                  ----------------  ------------------               --------------

Total current assets . . . . . . . . . . . . . .        1,328,377              217,723                   1,546,100

Property and equipment-at cost, net of
  accumulated depreciation . . . . . . . . . . .        3,007,994              219,525                   3,227,519

Other assets:
  Notes receivable - current portion                      556,461                  ---                     556,461
  Intangible assets, net of accum. amortization         1,252,243                  ---                   1,252,243
  Deposits, other                                         184,150                  ---                     184,150
                                                  ----------------  ------------------               --------------

Total other assets                                      1,992,854                  ---                   1,992,854

Total Assets . . . . . . . . . . . . . . . . . .  $     6,329,225   $          437,248               $   6,766,473
                                                  ================  ==================               ==============


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------

Current liabilities:
  Accounts payable and accrued expenses. . . . .  $       229,546   $          107,755               $     337,301
  Notes payable - current portion. . . . . . . .          126,870                5,399                     132,269
  Lease obligations                                        73,551                  ---                      73,551
                                                  ----------------  ------------------               --------------

Total current liabilities. . . . . . . . . . . .          429,967              113,154                     543,121

Long-term liabilities:
  Notes payable - net of current portion . . . .          582,501                6,490                     588,991
  Obligations under capital leases                        189,564                  ---                     189,564
                                                  ----------------  ------------------               --------------

Total long-term liabilities. . . . . . . . . . .          772,065                6,490                     778,555

Commitments and contingency                                   ---                  ---                         ---

Owners' equity:
  Preferred stock - $.01 par value                            ---                  ---                         ---
    Authorized and unissued - 1,000,000 shares
  Common stock - $.001 par value                            4,646                  ---                       4,646
    Authorized - 20,000,000 shares
    Issued and outstanding - 4,645,919 shares
  Additional paid-in capital                           11,548,547                  ---                  11,548,547
  Retained earnings (accumulated deficit). . . .       (6,426,000)             317,604                  (6,108,396)
                                                  ----------------  ------------------               --------------

Total owners' equity . . . . . . . . . . . . . .        5,127,193              317,604                   5,444,797

Total liabilities and owners' equity . . . . . .  $     6,329,225   $          437,248               $   6,766,473
                                                  ================  ==================               ==============








                            AMERICAN BINGO & GAMING CORP. AND GOLD STRIKE, INC.
                          UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997


                                                  - Historical -                Pro-Forma
                                         American Bingo    Gold Strike, Inc.   Adjustments    Consolidated
                                        ----------------  -------------------  ------------  --------------
Revenues:
  Rental                                $     1,222,929                  ---                 $   1,222,929
  Gaming, concession and other . . . .        1,123,270   $          954,655                     2,077,925
                                        ----------------  -------------------                --------------

Total Revenues . . . . . . . . . . . .        2,346,199              954,655                     3,300,854


Cost of revenues:
  Rent and supplies. . . . . . . . . .          535,185               27,505                       562,690
  Depreciation and amortization. . . .          165,176               27,432                       192,608
  Other operating costs. . . . . . . .          381,398              395,704                       777,102
 Assumed Salary                                     ---                  ---     125,000(a)        125,000
                                        ----------------  -------------------  ------------  --------------

Total revenues . . . . . . . . . . . .        1,081,759              450,641       125,000       1,657,400

Operating income . . . . . . . . . . .        1,264,440              504,014      (125,000)      1,643,454


Operating expenses:
  General and administrative expenses.          610,589              201,749                       812,338

Total operating expenses                        610,589                  ---                       812,338

Other income (expense):
  Interest expense . . . . . . . . . .          (34,983)                (682)                      (35,665)
  Interest income. . . . . . . . . . .          113,168                  189                       113,357
                                        ----------------  -------------------                --------------

Total other income (expense) . . . . .           78,185                 (493)                       77,692


Income before taxes. . . . . . . . . .          732,036              301,772      (125,000)        908,808

Provision for income taxes                          ---                  ---      52,191(b)         52,191
                                        ----------------  -------------------  ------------  --------------

Net Income . . . . . . . . . . . . . .  $       732,036   $          301,772     ($177,191)  $     856,617
                                        ================  ===================  ============  ==============


Net income per share - primary . . . .  $          0.18                                      $        0.17
                                        ================                                     ==============

Net income per share - fully diluted .  $          0.17                                      $        0.16
                                        ================                                     ==============


Weighted average shares outstanding. .        4,167,360                                          4,995,040

Weighted average shares outstanding -
  assuming full dilution . . . . . . .        4,427,298                                          5,254,978


(a)  Includes $125,000 for pro-forma assumed salary for Gold Strike VP-Gaming for first six months of 1997.
(b)  Includes $52,191 for pro-forma taxes on Gold Strike net income for first six months of 1997 at current statutory  rates.


                         AMERICAN BINGO & GAMING CORP. AND GOLD STRIKE, INC.
                      UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED DECEMBER 31, 1996



                                            - Historical -               Pro-Forma
                                  American Bingo    Gold Strike, Inc.   Adjustments    Consolidated
                                 ----------------  -------------------  ------------  --------------
Revenues:
  Rental                         $     2,062,737                  ---                 $   2,062,737
  Gaming, concession and other.        1,585,525            1,260,694                     2,846,219
                                 ----------------  -------------------                --------------

Total Revenues. . . . . . . . .        3,648,262            1,260,694                     4,908,956


Cost of revenues:
  Rent and supplies . . . . . .          844,602               58,623                       903,225
  Depreciation and amortization          414,448               72,625                       487,073
  Other operating costs . . . .          876,414              525,301                     1,401,715
  Assumed salary                             ---                  ---     250,000(a)        250,000
                                 ----------------  -------------------  ------------  --------------

Total cost of revenues. . . . .        2,135,464              656,549       250,000       3,042,013

Operating income. . . . . . . .        1,512,798              604,145      (250,000)      1,866,943

Operating expenses:
  General and administrative. .        1,012,653              518,196                     1,530,849

Total operating expenses. . . .        1,012,653              518,196                     1,530,849

Other income (expense):
  Interest expense. . . . . . .          (19,644)              (6,287)                      (25,931)
  Interest/other income . . . .          413,142                  340                       413,482
  Gain (loss) on sale of assets              ---               14,660                        14,660
                                 ----------------  -------------------                --------------

Total other income. . . . . . .          393,498                8,713                       402,211

Income before taxes . . . . . .          893,643               94,662      (250,000)        738,305

Provision for income taxes                40,977                  ---    (43,832)(b)         (2,855)
                                 ----------------  -------------------  ------------  --------------


Net Income. . . . . . . . . . .  $       852,666   $           94,662     ($206,168)  $     741,160
                                 ================  ===================  ============  ==============


Net income (loss) per share . .  $          0.21                                      $        0.15
                                 ================                                     ==============


Weighted average number
of shares outstanding . . . . .        4,140,026                                          4,967,706


(a)  Includes  $250,000  for  pro-forma  assumed  salary  for  Gold  Strike  VP-Gaming  for  1996.
(b)  Includes  $43,832  for  pro-forma  assumed tax benefit on Gold Strike net loss for 1996 at then current  statutory  tax  rates.








                            AMERICAN BINGO & GAMING CORP. AND GOLD STRIKE, INC.
                         UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE YEAR ENDED DECEMBER 31, 1995



                                                  - Historical -              Pro-Forma
                                         American Bingo   Gold Strike, Inc.   Adjustments    Consolidated
                                        ----------------  ------------------  ------------  --------------
Revenues:
  Rental                                $     2,568,869                 ---                 $   2,568,869
  Gaming, concession and other . . . .          782,808           1,754,896                     2,537,704
                                        ----------------  ------------------                --------------

Total Revenues . . . . . . . . . . . .        3,351,677           1,754,896                     5,106,573


Cost of revenues:

  Rent and supplies. . . . . . . . . .          844,238              93,774                       938,012
  Depreciation and amortization. . . .          397,044             185,022                       582,066
  Other operating costs. . . . . . . .        2,794,821             948,178                     3,742,999
  Assumed salary                                    ---                 ---     250,000(a)        250,000
                                        ----------------  ------------------  ------------  --------------

Total cost of revenues . . . . . . . .        4,036,103           1,226,974       250,000       5,513,077

Operating income (loss). . . . . . . .         (684,426)            527,922      (250,000)       (406,504)

Operating expenses:
  General and administrative expenses.        1,794,465             586,603                     2,381,068

Total operating expenses . . . . . . .        1,794,465             586,603                     2,381,068

Other income (expense):
  Interest expense . . . . . . . . . .          ( 6,308)             (1,809)                       (8,117)
  Interest/other income. . . . . . . .          116,979               1,498                       118,477
  Gain (loss) on sale of assets                     ---              (1,518)                       (1,518)
                                        ----------------  ------------------                --------------

Total other income (expense) . . . . .          110,671              (1,829)                      108,842


Income (loss) before taxes . . . . . .       (2,368,220)            (60,510)     (250,000)     (2,678,730)


Provision for income taxes                        1,061                 ---   (104,349)(b)       (103,288)
                                        ----------------  ------------------  ------------  --------------


Net Income (loss). . . . . . . . . . .      ($2,369,281)           ($60,510)     (145,651)    ($2,575,442)
                                        ================  ==================  ============  ==============


Net income (loss) per share. . . . . .           ($0.58)                                           ($0.52)
                                        ================                                    ==============


Weighted average number
of shares outstanding. . . . . . . . .        4,090,000                                         4,917,680


(a)  Includes  $250,000  for  pro-forma  assumed  salary  for  Gold  Strike  VP-Gaming  for  1995.
(b)  Includes  $104,349 for pro-forma assumed tax benefit on Gold Strike net loss for 1995 at then current statutory  tax  rates.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN  BINGO  &  GAMING  CORP.
                              (Registrant)


October  31,  1997            By: /s/Greg  Wilson
                                  ---------------
                              Greg  Wilson,  Principal  Executive  Officer